Exhibit 99.2

2015 STRATEGY. EXECUTION. RESULTS. master lease amendment HCR ManorCare march 30 2015

HCRMC master lease amendment strengthens lease coverage for HCP

		Before Amendment[1]		After Amendment and Asset Sale[2]
Meaningfully Improve Lease Coverage	HCRMC Corporate FCC	1.07x	↑ 0.21x–0.23x	pro forma 1.28x – 1.30x
	Facility Coverage	0.77x	↑ 0.21x–0.23x	pro forma 0.98x – 1.00x
	Annual Rent	$541 million	↓ **($68M), before ($19M–$27M) for asset sales**	$473M before asset sales, $446M–$454M after
Consideration Received by HCP	Ownership of assets and lease receivable	n/a	↑ $275M of 9 new assets, and $250M lease receivable	HCP receives: (A) nine assets valued at $275M; and (B) lease receivable with initial value of $250M
	Extended Avg. Initial Term	11 years	+5 years	16 years
Asset Management	Upgrade Portfolio Quality Post-acute/SNF Assisted living	 66 267	Sale of 50 non-strategic assets, plus 9 new assets	 60 232
Reduce Tenant Concentration	HCP's portfolio income from HCRMC	29%	↓ 4% tenant concentration	pro forma 25%

(1) Reflects previous Master Lease terms before the amendment. Projected 2015 coverage data based on previously disclosed HCRMC's 2015 base financial forecast, inclusive of 3.5% rent increase in April 2015 resulting in $541 million of annual rent prior to the Master Lease amendment.

(2) Based on amended Master Lease terms effective April 2015 as described in HCP's March 30, 2015 press release. Pro forma coverage and tenant concentration data reflects the lease amendment and sale of non-strategic assets (the "Sale") as if they had both occurred on January 1, 2015 to illustrate the estimated full-year, run rate impact. Assumes proceeds to HCP from the Sale of between $250 and $350 million, resulting in annual rent reduction to the Master Lease of between $19 and $27 million, based on previously announced 7.75% yield on sale proceeds.

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Benefit HCP’s amended annual rent of $473M(1) will (1) be “covered” at higher levels, both at facility and HCR Corporate FCC HCP receives fee ownership in 9 new assets owned and operated by HCR valued at $275M (added to Master Lease) In addition, HCP receives a lease receivable with an initial value of $250M Extend average initial term by 5 years to 16 years HCP participates, via its 9.4% equity interest, in the increased cash flows and value of HCRMC OpCo over time Cost Annual net rent reduction of $68M commencing April 2015 for the remaining term(1) embedded in master lease amendment Amended lease directly addresses lingering concerns regarding the low coverage via reduced rents, with HCP benefiting from a number of “economic trades” “economic trades” Based on amended Master Lease effective April 2015, before the sale of non-strategic assets (the “Sale”) expected to be completed in late 2015/early 2016. Upon completion and assuming proceeds to HCP from the Sale of between $250 and $350 million, the annual Master Lease rent will be further reduced by an amount of between $19 and $27 million, based on previously announced 7.75% yield on sale proceeds.

lease amendment & asset sales **increase** master lease coverage



HCRMC Corporate FCC
1.29x
1.07x(1)
After RUGs IV & therapy cuts, HCR faced sequestration & payor mix shift to Managed Care
+0.21x to +0.23x
1.28x – 1.30x(2)
12-month Ending Sept. 2012
HCRMC 2015 Base Financial Forecast
Pro Forma(2) (full-year, run rate basis)



Facility-level Rent Coverage(3)
(including 9 assets added to Master Lease)
1.03x
0.77x(1)
+0.21x to +0.23x
0.98x – 1.00x(2)
12-month Ending Sept. 2012
HCRMC 2015 Base Financial Forecast
Pro Forma(2) (full-year, run rate basis)

Pro forma[2] FCC to improve:

▪ Lease amendment	+0.15x
▪ Sale of 50 assets	+0.05x to 0.07x
▪ G&A savings	+0.01x
Total Pro Forma Coverage Improvement	**+0.21x to 0.23x**

» Pro forma coverage[2] reflects the combined impact from the lease amendment and sale of 50 assets as if they had both occurred in January 2015, to illustrate the estimated full–year, run rate impact

» Our reported trailing 12-month coverage will capture the improvement based on the timing as follows:

- Lease amendment: April 2015
- Asset sales: expected in late 2015 / early 2016

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(1) Projected 2015 coverage data based on previously disclosed HCRMC's 2015 base financial forecast, inclusive of 3.5% rent increase in April 2015 resulting in $541 million of annual rent that would have commenced April 1, 2015, prior to the Master Lease amendment.
(2) Reflects amended Master Lease terms effective April 2015 as described in HCP's March 30, 2015 press release. Pro forma coverage data reflects the lease amendment and sale of non-strategic assets (the "Sale") as if they had both occurred on January 1, 2015 to illustrate the estimated full–year, run rate impact. Assumes proceeds to HCP from the Sale of between $250 and $350 million, resulting in annual rent reduction to the Master Lease of between $19 and $27 million, based on previously announced 7.75% yield on sale proceeds.
(3) Facility-level EBITDAR to rent coverage reflects an imputed 5% management fee. In comparison, HCRMC's corporate G&A was 3.6% of revenues in 2014.

HCP

sale of 50 non-strategic assets

- Process on schedule since initial February announcement:
  - Engaged brokers and have received a number of LOIs
- 50 properties across 19 states:
  - 44 SNFs and 6 assisted living properties; average age of 40 years
  - Facilitates the exit from 5 states (if sold entirely), including West Virginia
- Expect sale proceeds to HCP of between $250 and $350 million, resulting in annual rent reduction to Master Lease of between $19 and $27 million *(previously announced 7.75% yield on proceeds)*
- Closing anticipated in late 2015 / early 2016

- Sale of non-strategic assets meaningfully improves portfolio metrics for HCP:

Occupancy
Quality Mix (revenue)
Skilled Mix (census)
Operating Margins

Improve +100bps for each metric

- Increases coverage by 5 to 7 bps on a full-year, run rate basis[1]

4

HCP and HCR ManorCare collaborating to sell assets represented a significant asset management action

(1) Reflects amended Master Lease terms effective April 2015 as described in HCP's March 30, 2015 press release. Estimated improvement in pro forma coverage reflects the sale of 50 non-strategic assets as if the sale had occurred on January 1, 2015 to illustrate the full-year, run rate impact.

HCP

As part of the lease amendment, HCP receives 100% fee ownership in nine post-acute facilities owned and operated by HCRMC valued at $275M (no capital outlay for HCP) Median age of 4 years (three properties in stabilization) Quality mix, skilled mix and operating margins meaningfully above portfolio average HCP to acquire nine new assets (to be added to amended master lease) Heartland of Sterling Heights, MI ManorCare Health Services – Lacey, WA Heartland of Dublin, OH Heartland of Twinsburg, OH

CY2015 financial impact to HCP from Lease Amendment

(dollars in millions, except per share data)

	Calendar Yr. 2015 (9–month impact)[1]		
Contribution from Master Lease:[2]	Before Amendment	After Amendment	Change
Cash Rent	$537	$485	($51)
DFL Income	674	634	(40)
Non-cash Impairment Charge		(481)	(481)
Selected Credit Metrics:			
Financial Leverage (at year end)	40%–41%	41%–42%	(1%)
CY'15 Adj. Fixed Charge Coverage	4.0x–4.1x	3.9x–4.0x	<(0.1x)

HCP's Updated 2015 Projections:[1]

	Updated Guidance per Share			Change from February Guidance
Net Income	$0.87	–	$0.93	($1.11)
NAREIT FFO	$2.02	–	$2.08	($1.12)
FFO as adjusted[4]	$3.06	–	$3.12	($0.09)
FAD[4]	$2.63	–	$2.69	($0.10)
Cash SPP	(0.5%)	–	0.5%	(3.25%)

» HCP will record a non-cash impairment charge of $481 million, or $1.03 per share

» 2015 FAD to dividend payout ratio increases from 82% to 85%, based on mid-point of our updated guidance[3]

- FAD per share projected to grow 3.5% after the effect of master lease amendment[3], compared to 2014
- Taking into account the reduced rent, HCP is projected to generate $180M of free cash flow in 2015 after dividend and maintenance capex[3]

» Minimal impact to credit profile – financial leverage continues to be within tactical range

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(1) Reflects amended Master Lease terms effective April 2015 as described in HCP's March 30, 2015 press release. Does not reflect the sale of non-strategic assets (the "Sale"), as the Sale is expected to have minimal net impact in 2015 based on the expected late 2015 / early 2016 timing. Assuming proceeds from the Sale to HCP of between $250 and $350 million are reinvested at a yield of 6.5%, the estimated annual earnings dilution upon such capital reinvestment is expected to approximate ($0.01) per share.
(2) Master Lease contribution amounts presented on a 100% consolidated basis, before taking into account HCP's 9.4% equity interest in HCRMC.
(3) Based on the mid-point of HCP's 2015 FAD guidance as described in its March 30, 2015 press release. Assumes 2015 annualized dividend of $2.26 per share.
(4) FFO as adjusted and FAD exclude the non-cash impairment charge.

HCP

(1) Increase HCRMC corporate fixed charge coverage (“FCC”) and facility-level coverage, giving effect to the amended rent (reduced $68M from $541M to $473M commencing April 2015) HCP receives consideration through “economic trades”: HCP receives 100% fee ownership in nine new post-acute facilities owned and operated by HCR (median age of 4 years, added to the master lease), valued at $275M In addition, HCP receives a lease receivable with an initial amount of $250M, payable upon certain capital / liquidity events of OpCo Extend average initial lease term by 5 years to 16 years Continue to advance sale of 50 non-strategic assets to improve HCP’s portfolio quality Improve the financial flexibility and liquidity position of HCR ManorCare, our largest operating partner and one of the nation’s premier post-acute operators Position HCR for growth – HCR’s cash flows must be retained or reinvested to advance its growth objectives across 3 business lines, anchored by HCP’s real estate portfolio Reduce HCP’s tenant concentration in HCRMC from 29% to 25%(1) Lease amendment and asset sale transactions create multiple benefits for HCP Based on amended Master Lease terms effective April 2015 as described in HCP’s March 30, 2015 press release. Pro forma tenant concentration data based on annualized portfolio income, and reflects the lease amendment and sale of non-strategic assets (the “Sale”) as if they had both occurred on January 1, 2015 to illustrate the estimated full–year, run rate impact. Assumes proceeds to HCP from the Sale of between $250 and $350 million, resulting in annual rent reduction to the Master Lease of between $19 and $27 million, based on previously announced 7.75% yield on sale proceeds.

appendix

overview of contractual master lease rent before and after lease amendment(1) Lease Years Commencing April Year 1 Year 2 Year 3 Year 11 Year 12 Year 16 ($M) 2014 2015 2016 2017 ... 2025 2026 ... 2030 Lease Before Amendment : Cash Rent $523 $541 $560 $577 $731 Annual Escalator 3.5% 3.5% 3.0% 3.0% Lease After Amendment : Amended Cash Rent to HCP $523 $473 $487 $502 $635 $654 $737 Annual Escalator 3.0% 3.0% 3.0% 3.0% 3.0% Change to Cash Rent ($68) ($73) ($75) ... ($95) Quarterly Impact for 2015 Calendar Year 2015 Q1 Q2 Q3 Q4 FY Cash Rent included in initial guidance (Feb) $131 $135 $135 $135 $537 Rent Reduction from Amendment (1) -- (17) (17) (17) (51) Amended Cash Rent in current guidance (Mar) $131 $118 $118 $118 $485 (1) Based on amended Master Lease effective April 2015, before the sale of non-strategic assets (the “Sale”) expected to be completed in late 2015/early 2016. Upon completion and assuming proceeds to HCP from the Sale of between $250 and $350 million, the annual Master Lease rent will be reduced by an amount of between $19 and $27 million, based on previously announced 7.75% yield on sale proceeds.

disclaimer This presentation is being presented solely for your information, is subject to change and speaks only as of the date hereof. This presentation and comments made by management do not constitute an offer to sell or the solicitation of an offer to buy any securities of HCP or any investment interest in any business ventures of HCP. This presentation is not complete and is only a summary of the more detailed information included elsewhere, including in HCP’s Securities and Exchange Commission filings. No representation or warranty, expressed or implied, is made and no reliance should be placed on the accuracy, fairness or completeness of the information presented. HCP, its affiliates, advisers and representatives accept no liability whatsoever for any losses arising from any information contained in this presentation. FORWARD-LOOKING STATEMENTS The statements in this presentation, as well as statements made by management, which are not historical facts, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and HCP intends such “forward-looking statements” to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding FFO, FAD, income, lease coverage, fixed charge coverage and other financial projections and assumptions; future business strategies; expectations regarding the benefits of the Amended Master Lease; and anticipated outcomes relating to the Amended Master Lease and the potential benefits of the Company’s relationship with HCRMC, as well as the sale of non-strategic assets. These statements are made as of the date hereof, are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors — many of which are out of HCP’s control and difficult to forecast — that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. These risks and uncertainties include but are not limited to: the risk that HCP may not be able to achieve the benefits of the Amended Master Lease or the sale of the non-strategic assets described above within expected time-frames or at all; risks relating to HCP’s ability to fully evaluate HCRMC’s ability to meet its contractual obligations under the Amended Master Lease; any financial, legal, regulatory or reputational difficulties that HCRMC may experience; the risk that HCRMC’s financial performance will continue to decline; the risk that licensing and regulatory approvals required for the transfer of facilities under the Amended Master Lease are not obtained or are obtained subject to unanticipated conditions; HCP’s reliance on a concentration of a small number of tenants and operators, including HCRMC, for a significant portion of its revenues; the financial weakness of tenants and operators, including potential bankruptcies and downturns in their businesses, which results in uncertainties regarding HCP’s ability to continue to realize the full benefit of such tenants’ and/or operators’ leases, including with respect to HCRMC; the ability of HCP’s tenants and operators, including HCRMC, to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and to generate sufficient income to make rent and loan payments to HCP and HCP’s ability to recover investments made, if applicable, in their operations; HCP’s ability to negotiate the same or better terms with new tenants or operators if existing leases are not renewed or HCP exercises its right to replace an existing tenant or operator upon default; the potential impact of future litigation matters, including the possibility of larger than expected litigation costs, adverse results and related developments; the effect on healthcare providers of legislation addressing entitlement programs and related services, including Medicare and Medicaid, which may result in future reductions in reimbursements; changes in federal, state or local laws and regulations, including those affecting the healthcare industry that affect HCP’s costs of compliance or increase the costs, or otherwise affect the operations, of its tenants and operators, including HCRMC; and other risks and uncertainties described from time to time in HCP’s Securities and Exchange Commission filings, including its 2014 Annual Report on Form 10-K and quarterly reports on Form 10-Q. HCP assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. These statements should not be relied upon as representing HCP’s views as of any date subsequent to the date of this presentation. NON-GAAP FINANCIAL MEASURES This presentation contains certain supplemental non-GAAP financial measures. While HCP believes that non-GAAP financial measures are helpful in evaluating its operating performance, the use of non-GAAP financial measures in this presentation should not be considered in isolation from, or as an alternative for, a measure of financial or operating performance as defined by GAAP. You are cautioned that there are inherent limitations associated with the use of each of these supplemental non-GAAP financial measures as an analytical tool. Additionally, HCP’s computation of non-GAAP financial measures may not be comparable to those reported by other REITs. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in HCP’s press release and Form 8-K filed with the Securities and Exchange Commission on March 30, 2015, which are available on HCP’s website at www.hcpi.com under the “Investor Relations” tab. 10